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                                                                  EXHIBIT 10.17
                                                                  -------------

         THE COSMETIC CENTER, INC. EXECUTIVE DEFERRED COMPENSATION PLAN
                           Effective January 1, 1998



         1.  PURPOSE
             -------

         The purpose of The Cosmetic Center, Inc. Executive Deferred Compensation Plan (the "Plan") is to enable a select group of management and highly compensated executives of The Cosmetic Center, Inc. (or any successor thereof) (the "Company") and its subsidiaries and affiliates (individually and collectively, as the context may require, the "Company"), to defer compensation in accordance with the terms and conditions set forth herein.

         2.  ADMINISTRATION
             --------------

                  (a) The Plan shall be administered by the Board of Directors of the Company or by a committee of two or more persons appointed by such Board (the Board serving in such function, or such committee, hereinafter called the "Committee").

                  (b) The Committee shall have full power and authority to administer the Plan and otherwise to perform the duties and responsibilities specified hereunder. Without limitation by way of specification, the Committee shall have the following specific powers and duties:

                           (i) to determine the employees who, from time to
time, shall be eligible to participate in the Plan in accordance with Section 4;

                           (ii) to interpret the provisions of the Plan and make
any and all determinations arising thereunder;

                           (iii) to maintain such records as it shall deem
necessary or appropriate for the proper administration of the Plan; and

                           (iv) to establish such rules and procedures not
inconsistent with the terms of the Plan as it shall deem necessary or appropriate to effectuate the purpose of the Plan.

         3. PLAN YEAR
            ---------

         The Plan Year shall be each calendar year.

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         4. ELIGIBLE EMPLOYEES
            ------------------

         The Committee shall determine, during the Plan Year and prior to the Deferral Election Date (as defined in Section 5(e)), the employees who shall be eligible to participate in the Plan for each such Plan Year and shall notify such employees in writing at such time during each such Plan Year as the Committee may determine. Initially, as of the effective date of January 1, 1998, eligible employees shall consist of those employees identified by the Company, who are actively employed as of August 1, 1997, and who have been notified in writing of their eligibility to participate in the Plan.

         5. COMPENSATION DEFERRALS
            ----------------------

                  (a) Subject to such restrictions and limitations as the Committee may impose, each participant may elect, in writing on a form or forms prescribed by the Committee ("Election Form") and at the time prescribed below, to have the participant's employer defer payment of a maximum of 10% of their annual base salary otherwise payable to the participant with respect to the calendar year that would otherwise be payable to the participant but for the participant's election hereunder.

                  (b) Each Election Form filed by the participant shall specify, with respect to the compensation deferred thereby, the form in which such deferred payments are to be made.

                  (c) A participant shall receive the payment of the deferred amount upon termination of employment or Retirement (as defined in Section 7(b) hereof)

                  (d) Except as otherwise provided herein, the form of payment may be (i) a lump sum payment or (ii) any other form requested by the participant and to which the Committee consents. If no form of payment is specified on the Election Form, payment shall be made in a lump sum.

                  (e) For purposes of the Plan, the Deferral Election Date for a Plan Year shall be the date established by the Committee, provided such date is no later than the last day of the calendar year immediately preceding the year for which such election is effective.



         6.  DEFERRED COMPENSATION ACCOUNT
             -----------------------------

         The Committee shall establish a memorandum account ("Deferred Compensation Account") for each participant in the Plan. A participant's Deferred Compensation Account shall be (i) credited with all amounts deferred by the participant under the Plan as of the date such amounts would otherwise have become payable to such participant, (ii)

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increased to reflect the applicable interest rate, as described in Section 7, and (iii) charged with any distributions made with respect to the participant pursuant to Section 7.

         7.  PAYMENT OF DEFERRED COMPENSATION
             --------------------------------

                  (a) Except as otherwise provided in paragraphs (b) and (c) below, the portion of a participant's Deferred Compensation Account relating to any year's deferral of annual base salary, plus interest thereon computed in accordance with paragraph (b) or (c) below, as applicable, shall be paid to the participant by the Company at the time and in the manner specified in the election form executed and filed by the participant with respect to such deferral. Amounts remaining unpaid at the participant's death shall be paid to the participant's beneficiary in accordance with Section 8.

                  (b) A participant's Deferred Compensation Account shall be paid to the participant upon the earlier of Retirement (as defined below) or upon termination of employment with the Company. Such portion shall be paid together with interest accrued thereon, determined as if the funds had been invested in shares of mutual funds selected by the Company or, in the discretion of the Company, as if invested in shares of common stock of the Company. "Retirement" shall occur when a participant leaves employment with the Company and is eligible to receive an early or a normal retirement benefit under The Cosmetic Center Employee Retirement Plan at the time that the participant departs from the Company.

                  (c) If any portion of a participant's Deferred Compensation Account is paid to the participant on account of the participant's voluntary termination of employment other than for Retirement, or termination of employment by the participant's employer for "misconduct" then such portion shall be paid together with interest accrued thereon as provided in Section 7(b) of this Plan.

                  (d) For purposes of Sections 7(b) and (c) hereof "misconduct" shall be defined as any action taken by a Participant (whether during active employment or following retirement or termination of employment with the Company) which is inimical to the Company's interests, as determined by the Company in its sole discretion.

                  (e) In the event that a participant incurs an unforeseeable emergency the Committee, in its sole discretion and upon written application of such participant to the Committee, may authorize immediate payment of all or a portion of such participant's Deferred Compensation Account, including interest accrued thereon, as provided in Section 7(b) of this Plan, provided that such payment shall in no event exceed the amount necessary to alleviate such unforeseeable emergency. For purposes of this Plan, an unforeseeable emergency is an unanticipated emergency that is caused by an event beyond the control of the participant and that would result in severe financial hardship to the participant if early withdrawal were not permitted.

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         8.  DESIGNATION OF BENEFICIARY
             --------------------------

         A participant may designate a beneficiary or beneficiaries to receive after the participant's death any amount due to the participant hereunder by executing a form prescribed by the Committee and delivering it to the Committee at any time prior to the participant's death, and providing on such form the manner in which any such death benefits are to be paid. A participant may revoke or change the participant's beneficiary designation without the beneficiary's consent by executing a new form and delivering it to the Committee at any time and from time to time prior to the participant's death. If a participant shall have failed to designate a beneficiary, or if no such beneficiary shall survive the participant, then such amounts shall be paid to the participant's estate. Payment shall be made in a lump sum as soon as practicable following the participant's death.

         9.  OTHER EMPLOYEE BENEFITS
             -----------------------

         Any compensation deferred and any interest thereon paid under this Plan shall not be includable in creditable compensation in computing benefits under any employee benefit plan of the Company or its affiliates or subsidiaries, except to the extent expressly provided for thereunder.

         10.  NO RIGHT TO EMPLOYMENT
              ----------------------

         Nothing contained herein shall be construed as conferring upon any participant the right to continue in the employ of the Company.

         11.  DEFERRED COMPENSATION AS AN UNSECURED PROMISE; INSOLVENCY
              ---------------------------------------------------------

                           (a) The Company shall not be required to segregate
any funds representing the Deferred Compensation Accounts of participants hereunder, and nothing in this Plan shall be construed as providing for such segregation.

                           (b)  Nothing in this Plan, and no action taken
pursuant to its terms, shall create or be construed to create a trust or escrow account of any kind, or a fiduciary relationship between the Committee or the Company and any participant, beneficiary or any other person. The participants and their beneficiaries and any other persons entitled to payment hereunder shall rely solely on the unsecured promise of the Company to make the payments required hereunder, but shall have the right to enforce such a claim as an unsecured general creditor of the Company.

                           (c)  No Plan participant (or a beneficiary) shall
have any preferred claim on, or any beneficial ownership interest in, any assets of the Company. Any rights created under this Plan shall be mere unsecured contractual rights of Plan participants (or their beneficiaries) against the Company. Any assets held by the Company will be subject

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to the claims of the Company's general creditors under federal and state law if the Company is insolvent (as defined in paragraph (d) below).

                           (d)  If at any time the Committee has determined that
the Company is insolvent, the Committee shall discontinue payments to the Plan participants (or their beneficiaries). The Company shall be considered "insolvent" for purposes of this Plan if (I) the Committee determines that the Company is unable to pay its debts as they become due, (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (iii) the Company is determined to be insolvent by the applicable federal and /or state regulatory agency. At all times during the continuance of the Plan, all amounts deferred under the Plan including any applicable interest shall be subject to the claims of the general creditors of the Company under federal and state law. The Committee shall resume payments to Plan participants (or their beneficiaries) in accordance with the terms of this Plan only after the Committee has determined that the Company is not insolvent (or is no longer insolvent). Provided that there are sufficient assets, if the Committee discontinues payments to Plan participants and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of this Plan for the period of such discontinuance, less the aggregate amount of any payment made to Plan participants (or their beneficiaries ) by the Company or any employer in lieu of the payments provided for hereunder during any such period of discontinuance.

         12.  WITHHOLDING
              -----------

         The Committee shall make provision for the reporting and withholding of any U.S. federal, state or local taxes that may be required to be withheld with respect to the payments or the amounts deferred by a participant under this Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the company.

         13.  NO ASSIGNMENT
              -------------

         Amounts payable to any participant, beneficiary, or any other person entitled to any payment hereunder may not be transferred, assigned (either at law or in equity), anticipated, mortgaged, alienated, pledged, or otherwise encumbered or subject to attachment, garnishment, levy, execution or other legal or equitable process, whether or not voluntary, in advance of any such payment and any attempt to do any of the foregoing shall be void. Except to the extent required by law, no payment shall be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.



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         14.  OBLIGATIONS TO THE COMPANY
              --------------------------

         If a participant or beneficiary becomes entitled to a payment under this Plan, and if at such time the participant has outstanding any debt, obligation, or other liability representing an amount owed to the Company, the amount of such indebtedness or claim may be set off against the amounts remaining to be paid to the participant or the participant's beneficiary. Consent to such reduction or set off shall be evidenced by the participant's signature on the Election Form.

         15.  AMENDMENT AND TERMINATION
              -------------------------

         The Company reserves the absolute right to amend or terminate the Plan, in whole or in part, at any time and from time to time without prior notice to any participant or beneficiary; provided that unless otherwise agreed to by the participant no such amendment or termination shall affect the right of any participant or beneficiary hereunder to receive payment of any amounts deferred hereunder, together with interest thereon, prior to the date of such amendment or termination, in accordance with the previously applicable provisions of the Plan. Notwithstanding any other provision of this Plan, upon termination of the Plan, the Company may, in its sole discretion, make distribution of payments to all participants in such manner as the Company shall determine.

         16.  NO THIRD PARTY RIGHTS
              ---------------------

         Nothing in this Plan shall be construed to create any rights hereunder in favor of the beneficiary of any participant prior to the participant's death or in favor of any other person (other than the Company and any participant) or to limit the Company's right to amend or terminate the Plan in any manner to the extent provided in Section 15, notwithstanding that such amendment or termination might adversely affect potential rights of beneficiaries under the Plan.

         17.  CLAIMS PROCEDURE
              ----------------

         The Committee establishes the following claims procedures in accordance with applicable law in order to afford a reasonable opportunity to any participant or beneficiary whose claim for payments under the Plan has been denied for a full and fair review of the decision denying such claim. If a claim for payments under the Plan is denied in whole or in part, the participant (or beneficiary in the case the participant's death) will receive written notification from the Committee. The notification will include the specific reasons for the denial, a description of any additional information needed to perfect the claim and an explanation of the claim review procedure. Within 90 days after receiving the denial, the participant or beneficiary or a duly authorized representative may submit a written request for reconsideration of the claim to the Committee in accordance with Section 18. Any such request should be accompanied by documents or records in support of the

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appeal. The participant or beneficiary may review pertinent documents and submit issues and documents in writing. If more time is needed, the Committee may allow more than 90 days to file the request for review. The Committee will review the claim and by its next scheduled meeting will provide a written response to the appeal, explaining the reasons for the decision and the specific provision(s) on which the decision was based. If the appeal is filed within 30 days of the next scheduled Committee meeting, and there is not sufficient time for review, the Committee will notify the participant or beneficiary that the decision will be delayed until the next scheduled meeting. The Committee shall have the exclusive right to determine any questions arising in connection with the interpretation, application or administration of the Plan, and its determination shall be conclusive and binding upon all parties concerned including, without limitation, any participant or beneficiary.

         18.  NOTICE
              ------

         Any notice required or permitted to be made under this Plan shall be sufficient if in writing and delivered, or sent by registered or certified mail, to (i) in the case of notice to the Company or the Committee, the principal office of the Company, directed to the attention of the Secretary of the Committee, and (ii) in the case of a participant or the participant's beneficiary, the participant's (or such beneficiary's) mailing address maintained in the Company's personnel records. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or on the receipt for registration certification.

         19.  VALIDITY
              --------

         In the event any provision of this Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

         20.  DISTRIBUTION OF PLAN AND AMENDMENTS: ACKNOWLEDGMENTS
              -----------------------------------------------------

         (a) The Committee shall furnish each participant with a copy of this Plan prior to the participant's initial deferral election hereunder. In addition, the Committee shall furnish each participant, or in the case of a deceased participant, the participant's beneficiary, with a copy of any amendment of this Plan.

         (b) Each participant, prior to or simultaneously with the participant's initial deferral election, shall acknowledge receipt of a copy of the Plan. Such acknowledgment shall constitute an agreement by the participant that the participant, the participant's beneficiary and any representatives shall be bound by all of the terms and conditions of the Plan.



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         21.  GOVERNING LAW
              -------------

         Except to the extent preempted by Federal law, this Plan shall be governed by and construed in accordance with the laws of the State of Maryland.

         IN WITNESS WHEREOF, the Company has caused this The Cosmetic Center, Inc. Executive Deferred Compensation Plan to be adopted on this 10th day of December, 1997.


                                   THE COSMETIC CENTER, INC.



                                   BY: /s/ I. HOWARD DIENER
                                       ------------------------------